AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Balanced Wealth Strategy Portfolio

Supplement dated November 5, 2021 to the Prospectuses and Summary Prospectuses dated May 1, 2021 (the “Prospectuses”) of AB Balanced Wealth Strategy Portfolio (the “Portfolio”).

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At a meeting held on November 2-4, 2021, AllianceBernstein L.P., the Portfolio’s investment adviser, recommended and the Portfolio’s Board of Directors approved certain changes to the Portfolio, including changes to the Portfolio’s name and principal investment strategies. These changes will be effective on or about May 1, 2022.

Changes in Principal Strategies

The disclosure under “Principal Strategies” will be deleted in its entirety and replaced with the following (subject to revisions, including in response to comments from the staff of the Securities and Exchange Commission):

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by fixed-income securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio also utilizes a risk management portfolio intended to enhance the risk-adjusted return of the Portfolio (the “Risk Management Component”). Both Components are actively managed by the Adviser as an integrated whole.

With respect to the Balanced Component, the Portfolio typically invests in shares of exchange-traded funds (“ETFs”), most or all of which are passively managed; in exchange traded derivatives; and directly in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. Through its investments, the Portfolio gains exposure to various domestic and foreign markets, regions and countries, including emerging markets. The Portfolio normally invests at least 25% of its assets in equity investments, primarily consisting of but not limited to ETFs. The Portfolio normally invests at least 25% of its assets in U.S. fixed-income investments, primarily consisting of but not limited to U.S. bond ETFs and U.S. Government securities, including Treasury Inflation-Protected Securities. The Portfolio’s fixed-income exposure consists primarily of investment-grade debt and may from time to time include lower-rated debt (“junk bonds”). The Portfolio may also seek exposure to real assets by investing in real estate-related ETFs. The Portfolio uses derivatives to gain access to or adjust its equity and fixed-income exposures.

With respect to the Risk Management Component, the Adviser seeks to enhance the risk-adjusted return of the Portfolio, attempting to enhance market exposure in rising markets and reduce risk in downturns. The Adviser employs a variety of risk management techniques in its strategy, primarily using derivative instruments. The Adviser attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. The Adviser uses risk management techniques designed to protect the Portfolio’s ability to generate future income.

Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposures than making direct investments. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Portfolio may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted below, may use currency derivatives to hedge or add foreign currency exposure. The Risk Management Component may also include “long” and “short” positions in U.S. Government securities and cash instruments.

The Adviser may employ currency hedging strategies in the Portfolio, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so.

The Adviser considers a variety of factors in determining whether to sell a security, including changes in market conditions and changes in prospects for the security.

Changes in Principal Risks

The following risk is anticipated to be added under “Principal Risks” in connection with the foregoing changes in principal strategies:

•	ETF Risk: ETFs are investment companies and are subject to market and selection risk. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

The following risk will be deleted: Investment in Other Investment Companies Risk

Name Change

The Portfolio’s name will be changed to “AB Balanced Hedged Allocation Portfolio”.

Change in Portfolio Managers

The chart under “Portfolio Managers” will be deleted in its entirety and replaced with the following:

Employee	Length of Service	Title
Marshall C. Greenbaum	Since May 2022	Senior Vice President of the Adviser

Rohith Eggidi	Since May 2022	Vice President of the Adviser

Daniel J. Loewy	Since 2013	Senior Vice President of the Adviser

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In the Prospectus, the chart under “Management of the Portfolio – Portfolio Managers” will be deleted in its entirety and replaced with the following:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Marshall C. Greenbaum; since May 2022; Senior Vice President of the Adviser	Senior Vice President of the Adviser since 2020. Prior thereto, principal (and founder) of AnchorPath Financial, LLC, an investment management firm specializing in risk management solutions which was acquired by the Adviser in 2020, since prior to 2017.

Rohith Eggidi; since May 2022; Vice President of the Adviser	Vice President of the Adviser since 2020. Prior thereto, he was associated in a substantially similar capacity to his current position as an Associate Portfolio Manager since prior to 2017 at AnchorPath Financial, LLC.

Daniel J. Loewy; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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